Long-Term Loan Receivable	12 Months Ended
Mar. 31, 2026
Long-Term Loan Receivable [Abstract]
LONG-TERM LOAN RECEIVABLE
12.	LONG-TERM LOAN RECEIVABLE

Long-term loan receivable represents loans to the managing director of a subsidiary with a fixed interest rate of 8% per annum and loan periods of 36 months, repayable by March 30, 2027 to March 30, 2029. The loan receivables principal and interest are expected to be repaid on the loan maturity date. Interest income of $8, $8, $7 was receivable for each of the years ended March 31, 2024, 2025 and 2026 respectively. For the year ended March 31, 2026, the managing director of a subsidiary repaid $20 to the Group.